As filed with the Securities and Exchange Commission on August 3, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2023

Item 1. Reports to Stockholders.

(a)	Semi-Annual Report

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Semi-Annual Report

2023

FRONT COVER | NOT PART OF REPORT

MainGate MLP Fund

Class A  (AMLPX)

Class C  (MLCPX)

Class I  (IMLPX)

6075 Poplar Avenue, Suite 720 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | www.maingatefunds.com

Semi-Annual Report

May 31, 2023

(Unaudited)

SEMI-ANNUAL REPORT 2023   ●    3

Dear Shareholder,

The MainGate MLP Fund had the following performance as of May 31, 2023 compared to the S&P 500 Index and the Alerian MLP Total Return Index.

	CUMULATIVE RETURNS			AVERAGE ANNUAL RETURNS
	Inception Date	Fiscal YTD	Since Inception	3 Year	5 Year	10 Year	Since Inception
MainGate MLP Fund – Class A without load	2/17/11	-3.13%	50.54%	25.30%	3.38%	1.44%	3.39%
MainGate MLP Fund – Class A with 5.75% maximum front-end load	2/17/11	-8.67%	41.89%	22.89%	2.16%	0.84%	2.89%
MainGate MLP Fund – Class I	2/17/11	-2.98%	55.29%	25.65%	3.63%	1.70%	3.65%
S&P 500 Index	2/17/11	3.33%	296.88%	12.92%	11.01%	11.99%	11.88%
Alerian MLP Total Return Index	2/17/11	0.39%	45.24%	25.47%	4.97%	0.80%	3.09%
MainGate MLP Fund – Class C without load	3/31/14	-3.39%	-7.09%	24.40%	2.57%	NA	-0.80%
MainGate MLP Fund – Class C with 1.00% Contingent Deferred Sales Charge	3/31/14	-4.33%	-7.09%	24.40%	2.57%	NA	-0.80%
S&P 500 Index	3/31/14	3.33%	165.65%	12.92%	11.01%	NA	11.25%
Alerian MLP Total Return Index	3/31/14	0.39%	-1.33%	25.47%	4.97%	NA	-0.15%

Expense Ratios (Gross/Net): A Shares = 1.69%/1.69% | C Shares = 2.44%/2.44% | I Shares = 1.44%/1.44%. Net expense ratios represent the percentages paid by investors and reflect a 0.00% deferred income tax expense which represents the performance impact of accrued deferred tax liabilities across the Fund, not individual share classes, for the fiscal year ended November 30, 2022 (the Fund did not have a current tax expense or benefit due to a valuation allowance). The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A 12b-1 fees; borrowing costs, such as interest and dividend expenses on securities sold short; taxes, such as Deferred Income Tax Expense; and extraordinary expenses) at 1.50% through March 31, 2024. The performance data shown for Class C with load reflects the Class C maximum deferred sales charge of 1.00%. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month-end please call 855.MLP.FUND (855.657.3863). Performance data shown for Class A shares with load reflects the maximum sales charge of 5.75%. Performance data shown for Class C shares with load reflects the maximum deferred sales charge of 1.00%. Performance data shown for Class I shares does not reflect the deduction of a sales load or fee. Performance data shown “Without Load” does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

SEMI-ANNUAL REPORT 2023   ●    5

Solid total return quarter; further de-coupling from crude oil

Midstream delivered another strong total return this calendar quarter as the Alerian MLP Total Return Index (AMZX)1 rose 5.4%, despite WTI crude oil registering a -6.65% decline, the index’s second positive returning calendar quarter in a row versus WTI’s second negative returning calendar quarter in a row. Calendar year-to-date (YTD) through June 30th, the AMZX has risen 9.7% versus WTI declining -12.0%. We’ll offer some new thoughts later in this shareholder letter on the historical narrative that Midstream needs crude oil “to work” for the sector to generate positive returns. Spoiler alert: we believe there are several reasons Midstream can continue to de-couple going forward.

Some key highlights during the calendar quarter as it relates to the Fund’s holdings:

•	Sixteen of twenty names beat consensus earnings before interest, taxes, depreciation and amortization (EBITDA)[2] expectations by 5.6% on a weighted average[3] basis, one had no estimates[4], and the three that missed, missed by an average of ~1%;
•	EBITDA increased 2.4% quarter over quarter (Q/Q) and 15.9% year over year (Y/Y), weighted average;
•	Distributable cash flow[5] per unit (DCF/u) increased 8.1% Q/Q and 14.5% Y/Y, weighted average.

Our expectations for the upcoming quarter are fairly balanced. Second quarter results are typically a seasonal low point for most Midstream companies due mostly to the transition of the seasons when demand, particularly for natural gas, is strongest in the winter. Additionally, given the aforementioned poor performance of WTI in Q2 and its knock-on negative effect on natural gas liquids (NGLs) prices, this could also lead to fewer tailwinds for commodity-linked volumes quarter over quarter (Q/Q). We’ve seen a plethora of analyst estimate updates these past few weeks and expect more going into earnings, which could hopefully dampen any volatility around beats (misses).

But this does not mean companies are without other tools to positively manage their business, returns to unitholders, and sentiment around their equity prices. During the Q2 earnings season, there was some investor dissatisfaction (mostly from short-term owners/hedge funds) that there were few full year “guidance” raises, even though the quarterly results were strong. We attributed this incongruence to management teams not getting too far in front of expectations with seven months remaining in the year. We believe we could see some full-year guidance raises this earnings season, which could allow investors to focus more long-term – something that was missing during April/May’s investor myopia. Several management teams of portfolio companies have been active in repurchasing their company’s units during May’s volatility, and therefore, expect at least consistency with Q1’s $1 billion of repurchase activity. Between the potential for guidance raises and the continuing increase of capital returns through distributions, dividends, and buybacks, we believe the set up for positive total returns remains strong going forward.

Further de-coupling from WTI – too early to call it?

Most investors and potential investors we’ve engaged with for the past dozen-and-a-half years have started with the investment premise that Midstream would perform admirably in rising commodity environments, while providing better downside protection should commodity prices fall. That has not always been the case or the experience recently. But, the YTD divergence in total returns of the AMZX and WTI could be an indicator that we’re breaking with recent history, and we believe all the factors are in place to resume a less correlated6 total return performance to commodities and Energy equities.

(1) Alerian MLP Index: A capitalization-weighted index of the most prominent energy Master Limited Partnerships. Visit http://www.alerian.com/indices/amz-index for more information, including performance. You cannot invest directly in an index. (2) Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): Essentially net income with interest, taxes, depreciation, and amortization added back to it; can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. (3) Weighted Average: A calculation in which each quantity to be averaged is assigned a weight that represents its relative importance.(4) DCP Midstream LP (DCP) was in a pending merger with Phillips 66 Corp (PSX), which closed on June 14, 2023. (5) Distributable Cash Flow: Measured as earnings before interest, taxes, depreciation and amortization (EBITDA) available to pay unitholders after reserving for maintenance capital expenditures and payment of interest expense. (6) Correlation: The measure of the relationship between two data sets of variables.

6     |     MainGate mlp fund

At any point in the past 5+ years, if someone would have told us WTI would be down 12% calendar YTD through June 30th, we would have a hard time arguing against this negative macro factor weighing on Midstream equities as well, despite cash flow7 consistency and other positive characteristics of the Midstream operating model. To wit, the 54% correlation calendar YTD through June 30th8 has been around historical norms, but focusing on this similar pattern would’ve prevented one from seeing what’s going on under the surface, and why we think a divergence is at hand. We believe the reasons why that narrative might have changed are becoming more evident, which would have Midstream equities be less sensitive to technicals as they have in the past, and, if so, we could be re-entering a period of less sensitivity between equity prices and the oil price similar to what existed in the 2000s.

As it pertains to the commodity itself, there is reason to believe the Organization of the Petroleum Exporting Countries plus Russia (OPEC+)9 is seeking to curtail extreme price volatility, and, at a minimum, raise the floor on the price of oil allowing for more consistent production forecasts within those countries. Our collective read from all manner of analysts and intelligence reports is OPEC+ is resolute on avoiding repeats of price declines experienced similar to 2014 and 2020 because low prices disincentivize their own production as much as global players outside their organization. Therefore, if forecasting is more difficult for OPEC+, given the large reliance on petroleum revenues these member countries retain, this is an untenable scenario. Various price scenarios for the bottom end of the range continue to be put forth depending on each analyst’s perspective, but we think the median of the low end is ~$65 per barrel versus June 30th’s close of $70.64.

When thinking about the high end of the long-term range, we think it’s logical to assume $100 per barrel, not based on any explicit models or forecasts but based on geopolitics. China remains the incremental buyer (with India increasingly right behind them) in the marketplace and is enacting their own measures to keep the ceiling at or around that $100 target.

However, we remain capacity short from a production capability standpoint, and swings above $100 could be beyond China’s control. As seen in Figure 1, JP Morgan estimates, even after accounting for a blue-sky scenario in renewables supply growth, global demand is projected to exceed global supply of all energy by 16% in 203010. Given that hydrocarbons remain the most readily accessible form of energy, the potential for spikes remains ever present. Patrick Pouyanne, CEO of TotalEnergies SE (TOT), remarked recently, “If we don’t invest enough, the [oil] price will not be $75 per barrel, it will be $150 or $200 and all consumers will be super unhappy and our life will be a nightmare”11. Companies and countries prefer not to have nightmares – as do equity holders!

Source: JP Morgan, “Global Energy Outlook”, May 18, 2023

(7) Cash Flow: A measurement of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. (8) Bloomberg LP 6/30/23. (9) OPEC (Organization of the Petroleum Exporting Countries): An international organization and economic cartel whose mission is to coordinate the policies of the oil-producing countries. The goal is to secure a steady income to the member states and to collude in influencing world oil prices through economic means. (10) JP Morgan, “Global Energy Outlook”, May 18, 2023. (11) CNBC, “‘Life is like it is’: TotalEnergies CEO defends strategy despite calls to cut fossil fuel production”, July 6, 2023.

SEMI-ANNUAL REPORT 2023   ●    7

The summary of the crude specific discussion is that the top end of the crude oil forecast is debatable, but we believe there is more confidence around the bottom end of the range. That is positive for all energy equities including Midstream.

As it pertains to Midstream equities de-coupling from WTI, we remind our readers of the consistency of cash flow with little sensitivity to commodity prices as shown in Figure 2.

Bloomberg, LP at 6/30/23. All figures shown for current MainGate Fund weights and holdings. EBITDA is the consensus estimate at each point in time for the weighted sum of each portfolio holding for the next twelve months (NTM).

Historically, Midstream sold off during sharp oil price declines for exogenous and endogenous reasons. Factors relatively outside its control included being part of broader energy investment portfolios that were liquidated or sold “short” during downward spikes; uncertainty regarding upstream producer health12; and spillover from commodity sensitive MLPs which entangled Midstream companies organized as MLPs that were thought of as being similar. Today, exploration and production (E&P)13 customers are debt free or have very low leverage so their balance sheets are less susceptible to commodity price volatility. This newfound corporate vitality for E&Ps has increased many of their credit ratings, which incidentally only makes the pipelines receiving the volumes more creditworthy and valuable. Lastly, the commodity sensitive MLP companies have all but disappeared, which is a positive for the remaining companies utilizing the MLP tax election.

The primary factor under Midstream companies’ control was elevated debt leverage typically measured by debt/EBITDA14. Increased capital expenditures needed to complete the re-plumbing of existing infrastructure, new connections, and export delivery points for U.S. hydrocarbons led to term and bank debt balances remaining elevated for longer than credit rating agency analysts and investors expected. It was a painful process to expedite the de-leveraging process for several companies, but with the majority of large project expansions now complete, we do not forecast elevated capital expenditures that could affect balance sheet leverage significantly. We believe debt/EBITDA leverage should remain below historical averages, and, for our portfolio, in the current, bottom quartile of its historical ranking.

(12) After a decade of producers seeking contract relief in bankruptcy processes, and this being a perpetual “short” thesis, we are not aware of a final decision where the sanctity of the Midstream contract did not survive “as is”, or was not re-worked in favor of the Midstream service provider. (13) Exploration & Production (E&P): The finding, augmenting, producing and merchandising of different types of oil and gas. (14) Debt to EBITDA: A measurement of leverage, calculated as a company’s interest-bearing liabilities minus cash or cash equivalents, divided by its Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).

8     |     MainGate mlp fund

Summarizing, we think that a fissure in the more recent Midstream/crude oil relationship could be developing, thus being another factor potentially setting up Midstream for strong relative total returns similar to what we witnessed from 2000 to 2011. We expect a tighter range for crude oil which should lead to lower energy equity volatility. It also stands to reason that if the floor has been raised for the WTI price, Midstream companies that can make higher profits during periods of commodity strength should see their equity returns keep pace with earnings growth even if there is no change in valuation15, like what we saw in 2022’s ~33% total return. We also believe companies will keep debt/EBITDA leverage low, thus minimizing this topic as an existential thesis, which was a tedious exercise in disproving a negative for both corporates and long-term investors from 2015 to 2020.

Midstream relative to the Market YTD

The crisis that engulfed many banks in Q1 and Q2 required the Fed to inject nearly $100 billion of liquidity into the system just as they are trying to withdraw liquidity through interest rate policy. Equity markets in turn rushed for names with the highest liquidity, and then placed themes on them with the latest being the recent discovery (tongue firmly in cheek) of artificial intelligence (“AI”) technology. Human investors will conjure up any theory they can to play along with how computers may be driving markets, and, make no mistake, programmatic trading followed the Fed liquidity program to follow their own signals and push the “S&P 7” to dramatic heights16. Ironically, these programmatic trading arms are in and of themselves AI (though not the coveted theme of “generative AI”). So, are they just buying these names because they’re excited about themselves?

We turn back to you, the rational investor, whether you are new to investing or have the scars to prove your experience. Does chasing over-valued market beta17 feel like a good second half strategy or should you be continuing to actively allocate to other asset classes which have suffered in this mini (hopefully!) bubble? For instance, calendar YTD through June 30th, the S&P 50018 price to earnings ratio (P/E) has risen from 17x to 20x while consensus earnings per share (EPS) have declined from $59 to $5319. Conversely, the AMZX’s price to distributable cash flow20 remains near historical lows at 5.9x, though has behaved somewhat “rationally” rising ~8%, essentially in-line with the YTD total return.

Midstream potpourri

Several notable events occurred during Q2:23 that bear some mentioning.

M & A

Company consolidation was topical during the quarter, when, on May 14th, ONEOK Inc (OKE) offered to acquire Magellan Midstream Partners LP (MMP) in cash and stock for $18.8 billion of total enterprise value (EV), representing a 22% premium to the previous MMP closing price. Most market participants were surprised by the deal between these Tulsa neighbors; however, once the S-4 filing was released it was evident that talks between the two companies had been going on as far back as 2019. We see merits and detractions from the proposed combination, which is likely how the market appears to be viewing the deal as well given the spread between MMP’s trading price and proposed offer price was a 5.8% discount as of 6/30/23. We continue to monitor the potential ramifications of both a “yes” and a “no” vote, and are happy to hear from our investors if they have thoughts they’d like to share.

As to the broader topic of further Midstream M&A, we don’t foresee an upcoming wave of deals, although there were some smaller consolidation announcements that also occurred during the quarter. One of the reasons why we don’t expect more large deals gets back to valuation. With many companies trading near historically low trading multiples they either do not want to sell too cheaply, or, if they were to be the acquirer, risk dilution to their cost of capital from an “expensive” deal or a market re-rating due to sentiment. Lastly, as we’ve said in the past, our process has always focused on fundamental investing, and any proposed combinations would merely be “sweeteners” to the thesis.

(15) Valuation: The process of determining the current worth of an asset or a company. (16) You’d have to be living under a rock to not know that ~80% of the S&P 500’s YTD total return is driven by seven large capitalization technology stocks. (17) Beta: Measures of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns. (18) S&P 500: A free-float capitalization-weighted index published since 1957 of the prices of 500 large-cap common stocks actively traded in the United States. (19) Bloomberg LP. (20) Price to Distributable Cash Flow (P/DCF): Market cap of the MLP divided by a full year of distributable cash flow, which is measured as earnings before interest, taxes, depreciation and amortization (EBITDA) available to pay unitholders after reserving for maintenance capital expenditures and payment of interest expense.

SEMI-ANNUAL REPORT 2023   ●    9

Mountain Valley Pipeline (MVP)

On June 2nd, as part of the broader agreement to raise the United States debt ceiling limit, the completion of MVP was secured allowing a sweeping Federal mandate to overcome any further potential challenges from lower courts. Long time readers may remember this pipeline’s completion was originally scheduled for 2018 but has been held up until now for various, politically motivated reasons.

Its approval is positive in a variety of ways. First, we believe this restores a semblance of rationality and, hopefully, balance to the overall permitting processes for all infrastructure assets, not just energy. Continuing to harp on our “capacity short” theme, the U.S. needs to get beyond emotional politics and understand there are bigger issues at hand for keeping the U.S. energy secure. Secondly, this is modestly positive for gas growth out of the Marcellus Shale; by providing an additional outline to the Gulf, MVP helps to underscore the long-lived resource base of America’s largest natural gas-focused basin. Lastly, it remains unfortunate that U.S. customers who need this cleaner, less expensive source of energy to the north of the pipeline have to watch the gas flow south, where it is more likely to reach international customers through liquefied natural gas (LNG) exports, rather than be consumed domestically as an economic competitive advantage.

As a we are writing this shareholder letter, on July 10th, the Fourth Circuit Court of Appeals issued a stay on MVP construction for the section of the pipeline that crosses through the Jefferson National Forest. The stay was issued to allow the Court to hear the opposition’s argument regarding the recent legislation passed by Congress to allow the resumption of construction. However, the legislation specified that all appeals were to be heard in the DC Circuit Court and not the Fourth Circuit Court. While we would expect an appeal from MVP, potentially to the Supreme Court, this ruling could negatively affect the timing of completion for the pipeline. While the Federal mandate would appear to hold, clearly this remains an unresolved situation.

LNG

Speaking of LNG growth, there was an important announcement as well as encouraging trends for growth in the near-term that occurred in Q2. On June 21st, Cheniere Energy Inc (LNG) signed a 1.75 million tonnes per annum (MTPA) agreement with the Norwegian energy giant Equinor ASA to deliver LNG cargoes for a 15-year term that will commence at the end of this decade. A few important points from this deal are that this expands the current relationship with Equinor; the start and completion date imply this contract extends into the 2040s; and while the term is slightly shorter than typical 20-year terms, we expect LNG received better economics for a relatively shorter term.

From a macro standpoint, it also shows the willingness of some European buyers to be competitive for LNG cargoes as they understand the role gas needs to play for a longer energy transition in a marketplace where Asia remains the strongest international contractor, particularly China, which is on track to be the largest importer of LNG in 2023. New contracts there continue to be executed for terms of at least 20 years as China clearly sees access to LNG cargoes as part of a broader energy security play21.

Conclusion

Thank you to our investors. Witnessing how Midstream continued to perform positively when crude price volatility may have suggested otherwise gives us confidence that the sector maintains its quite attractive risk-adjusted total return profile. We remained active in seeing clients and prospects during the quarter, and do reach out if you’d like to have a fulsome in person discussion in the coming months.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

(21) Bloomberg, LP “China Is Buying Gas Like There’s Still an Energy Crisis”, July 1, 2023.

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PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment.

MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. When the Fund invests in MLPs that operate energy-related businesses, its return on investment will be highly dependent on energy prices, which can be highly volatile.

Tax Risks: An investment in the Fund does not receive the same tax advantages as a direct investment in the MLP. The Fund is treated as a regular corporation or “C” corporation and is therefore subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state and local income taxes. MLP Funds accrue deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the MLP Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Chickasaw Capital Management, LLC gives no guarantees with respect to the success of its investment management services and has not authorized any person to represent or guarantee any particular investment results. Any historical data provided herein are solely for the purpose of illustrating past performance and not as a representation or prediction that such performance could or will be achieved in the future. Securities are subject to numerous risks, including market, currency, economic, political and business risks. Investments in securities will not always be profitable, and investors may lose money, including principal. Past performance is no guarantee of future results. This is not an offer or solicitation with respect to the purchase or sale of any security.

Chickasaw Capital Management, LLC does not provide legal, tax or accounting advice. Any statement contained in this communication concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Chickasaw Capital Management, LLC should obtain their own independent tax advice based on their particular circumstances. Opinions expressed are current opinions as of the date appearing in this material only. No part of this material may be copied, photocopied or duplicated in any form, by any means, or redistributed without the prior written consent of Chickasaw Capital Management, LLC.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

References to market or composite indices, benchmarks or other measures of relative market performance over a specified period of time (each, an “index”) are provided for your information only. Reference to this index does not imply that the portfolio will achievereturns, volatility or other results similar to the index. The composition of the index may not reflect the manner in which a portfolio is constructed in relation to expected or achieved returns, portfolio guidelines, restrictions, sectors, correlations, concentrations, volatility or tracking error targets, all of which are subject to change over time. Indices are unmanaged. The figures for the indices do not reflect the deduction of any fees or expenses which would reduce returns. Investors cannot invest directly in indices.

The Alerian MLP Index is a composite of the most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ), and the corresponding total-return index is disseminated daily (NYSE: AMZX). Relevant data points such as dividend yield are also published daily. For index values, constituents, and announcements regarding constituent changes, please visit www.alerian.com.

“Alerian MLP Index”, “AlerianMLP Total Return Index”, “AMZ” and “AMZX” are service marks of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and their use is granted under a license from Alerian. Alerian does not guarantee the accuracy and/or completeness of the Alerian MLP Index or any data included therein and Alerian shall have no liability for any errors, omissions, interruptions or defects therein. Alerian makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. Alerian makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of the Alerian MLP Index or any data included therein, even if notified of the possibility of such damages.

The Energy MLP Classification Standard (“EMCS”) was developed by and is the exclusive property (and a service mark) of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and its use is granted under a license from Alerian. Alerian makes no warranties, express or implied, or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and hereby expressly disclaims all warranties of originality, accuracy, completeness, merchantability, suitability, non-infringement, or fitness for a particular purpose with respect to any such standard or classification. No warranty is given that the standard or classification will conform to any description thereof or be free of omissions, errors, interruptions, or defects. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of any such standard or classification, even if notified of the possibility of such damages.

S&P 500 Total Return Index tracks the total return of the S&P 500 Index, an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. Dividends are reinvested. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

SEMI-ANNUAL REPORT 2023   ●    11

Cash Flow is a revenue or expense stream that changes a cash account over a given period. Cash inflows usually arise from one of three activities – financing, operations or investing – although this also occurs as a result of donations or gifts in the case of personal finance. Cash outflows result from expenses or investments. This holds true for both business and personal finance. Cash flow can be attributed to a specific project, or to a business as a whole. Cash flow can be used as an indication of a company’s financial strength.

Correlation measures the extent of linear association of two variables.

Distributable Cash Flow (DCF) is calculated as net income plus depreciation and other noncash items, less maintenance capital expenditure requirements. Distributable cash flow (DCF) data is CCM calculated consensus of Wall Street estimates. The estimated consensus weighted average distributable cash flow (DCF) per unit growth rate for the AMZ and the fund’s portfolio incorporates market expectations by using the average annual growth rate using rolling-forward 24-month data. DCF growth rate is not a forecast of the portfolio’s future performance. DCF growth rate for the portfolio’s holdings does not guarantee a corresponding increase in the market value of the holding or the portfolio.

Distributions are quarterly payments, similar to dividends, made to Limited Partner (LP) and General Partner (GP) investors. These amounts are set by the GP and are supported by an MLP’s operating cash flows.

Enterprise Value (EV) measures a company’s total value, often used as a more comprehensive alternative to market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt and any cash or cash equivalents on the company’s balance sheet.

EBITDA is earnings before interest rates taxes depreciation and amortization.

Growth Capital Expenditures or Growth CapEx or GCX refers to the aggregate of all capital expenditures undertake to further growth prospects and/or expand operations and excludes any maintenance and regulatory capital expenditures.

Net Debt To EBITDA Ratio is a measurement of leverage, calculated as a company’s interest-bearing liabilities minus cash or cash equivalents, divided by its EBITDA. The net debt to EBITDA ratio is a debt ratio that shows how many years it would take for a company to pay back its debt if net debt and EBITDA are held constant. If a company has more cash than debt, the ratio can be negative.

OPEC+ is a loosely affiliated entity consisting of the countries that are members of the Organization of the Petroleum Exporting Countries (OPEC), plus several of the world’s major non-OPEC oil-exporting nations, most notably Russia, with the goal of exerting a degree of control over the price of crude oil.

Price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

West Texas Intermediate (WTI) , also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content. It is the underlying commodity of Chicago Mercantile Exchange’s oil futures contracts.

This material is provided for informational and educational purposes only and should not be construed as investment advice or an offer or solicitation to buy or sell any security, product or service.

Investment Advisor: Chickasaw Capital Management, LLC | 6075 Poplar Avenue, Memphis, Tennessee 38119 | p 901.537.1866 or 800.743.5410, f 901.537.1890 | info@chickasawcap.com

Portfolio Managers: Geoffrey P. Mavar, Principal | Matthew G. Mead, Principal

Earnings Growth is not a measure of the Fund’s future performance.

Distributed by Quasar Distributors, LLC.

12     |     MainGate mlp fund

Expense Example | unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 1, 2022 to May 31, 2023.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/01/22)	Ending Account Value (5/31/23)	Expenses Paid During Period(1) (12/01/22 – 5/31/23)	Net Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$968.70	$8.44	1.72%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.65	1.72%
Class C Actual	$1,000.00	$966.10	$12.11	2.47%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.62	$12.39	2.47%
Class I Actual	$1,000.00	$970.20	$7.22	1.47%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.39	1.47%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period), for Class A, Class C and Class I.

(2)	Annualized expense ratio excludes current and deferred income and franchise tax expense.

SEMI-ANNUAL REPORT 2023    •    13

Allocation of Portfolio Assets

May 31, 2023 | unaudited

(expressed as a percentage of total investments)

Natural Gas Gathering/Processing*	36.8%
Crude/Refined Products Pipelines and Storage*	36.7%
Natural Gas/Natural Gas Liquid Pipelines and Storage*	26.5%

*Master Limited Partnerships and Related Companies

Schedule of Investments | May 31, 2023 | unaudited

Master Limited Partnerships and Related Companies - 98.4%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage - 36.1%(1)
Canada - 0.4%(1)
Enbridge, Inc.	80,000	$2,816,000
United States - 35.7%(1)
Genesis Energy, L.P.	1,675,000	16,163,750
Magellan Midstream Partners, L.P.	1,200,000	72,252,000
MPLX, L.P.	2,600,000	86,684,000
Phillips 66	215,000	19,696,150
Plains All American Pipeline, L.P.	2,300,000	29,716,000
Plains GP Holdings, L.P.	2,175,000	29,580,000
		254,091,900
Total Crude/Refined Products Pipelines and Storage		256,907,900

Natural Gas/Natural Gas Liquid Pipelines and Storage - 26.1%(1)
United States - 26.1%(1)
Cheniere Energy, Inc.	190,000	26,556,300
DT Midstream, Inc.	75,000	3,409,500
Energy Transfer, L.P.	6,350,000	78,740,000
Enterprise Products Partners, L.P.	2,000,000	50,660,000
Kinder Morgan, Inc.	419,000	6,750,090
ONEOK, Inc.	110,000	6,232,600
Williams Companies, Inc.	475,000	13,613,500
Total Natural Gas/Natural Gas Liquid Pipelines and Storage		185,961,990

Natural Gas Gathering/Processing - 36.2%(1)
United States - 36.2%(1)
Antero Midstream Corporation	675,000	6,891,750
Crestwood Equity Partners, L.P.	375,000	9,622,500
DCP Midstream, L.P.	170,000	7,070,300
Enlink Midstream, LLC	6,600,000	64,416,000
Targa Resources Corporation	1,200,000	81,660,000
Western Midstream Partners, L.P.	3,500,000	88,340,000
Total Natural Gas Gathering/Processing		258,000,550

Total Master Limited Partnerships and Related Companies (Cost $279,626,574)		700,870,440
Total Investments - 98.4% (Cost $279,626,574)(1)		700,870,440
Other Assets in Excess of Liabilities - 1.6%(1)		11,701,999
Net Assets - 100.0%(1)		$712,572,439

(1)	Calculated as a percentage of net assets.

14 | MainGate mlp fund	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

May 31, 2023 | unaudited

Assets

Investments at fair value (cost $279,626,574)	$700,870,440
Cash(1)	12,937,411
Receivable for Fund shares sold	384,188
Dividends receivable	335,622
Prepaid expenses	260,954
Total assets	714,788,615
Liabilities
Payable for Fund shares redeemed	1,099,318
Payable to Adviser(2)	775,862
Payable for 12b-1 distribution fee(2)	43,662
Payable to Trustees	23,868
Payable to Custodian(2)	5,039
Accrued expenses and other liabilities	268,427
Total liabilities	2,216,176
Net assets	$712,572,439
Net Assets Consist of
Additional paid-in capital	$952,181,662
Total accumulated losses, net of deferred taxes	(239,609,223)
Net assets	$712,572,439

(1)	Concentration Risk (See Note 4)
(2)	Agreements, Contingencies and Related Party Transactions (See Note 5)

Unlimited shares authorized, no par value	Class A	Class C	Class I
Net assets	$32,776,738	$17,749,174	$662,046,527
Shares issued and outstanding	5,036,587	2,964,430	96,684,752
Net asset value, redemption price and minimum offering price per share	$6.51	$5.99	$6.85
Maximum offering price per share (Net asset value/0.9425)	$6.91	NA	NA

Statement of Operations

For the Six Months Ended May 31, 2023 | unaudited

Investment Income

Distributions received from master limited partnerships	$23,770,125
Less: return of capital on distributions from master limited partnerships	(23,770,125)
Distribution income received in excess of return of capital from master limited partnerships	—
Dividends from common stock(3,4)	4,333,520
Total Investment Income	4,333,520

(3)	The return of capital amount from C-Corporations was $616,485. (See Note 2)
(4)	Net of foreign withholding tax of $21,665.

Expenses

Advisory fees(2)	4,883,781
Administrator fees(2)	260,062
Professional fees	228,519
Insurance expense	109,329
Transfer agent expense(2)	93,858
Trustees’ fees	47,868
Registration fees	37,990
Reports to shareholders	36,876
Compliance fees	34,292
Custodian fees and expenses(2)	20,760
Fund accounting fees(2)	498
12b-1 distribution fee - Class A(2)	42,748
12b-1 distribution fee - Class C(2)	93,979
Total Expenses	5,890,560
Net Investment Loss, before taxes	(1,557,040)
Current and deferred tax benefit/(expense)(5)	—
Net Investment Loss, net of taxes	(1,557,040)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investments, before taxes	41,392,680
Current and deferred tax benefit/(expense)(5)	—
Net realized gain on investments, net of taxes	41,392,680
Net change in unrealized appreciation/depreciation on investments, before taxes	(62,593,468)
Deferred tax benefit/(expense)(5)	—
Net change in unrealized appreciation/depreciation on investments, net of taxes	(62,593,468)
Net Realized and Unrealized Gain/(Loss) on investments	(21,200,788)
Decrease in Net Assets Resulting from Operations	$(22,757,828)

(5)	Any tax benefit/(expense) was fully offset by a valuation allowance recorded as of May 31, 2023.

The accompanying notes are an integral part of the financial statements.	SEMI-ANNUAL REPORT 2023 • 15

Statements of Changes in Net Assets

Operations	For the Six Months
	Ended May 31, 2023 | unaudited	Year Ended November 30, 2022
Net investment gain/(loss), net of deferred tax benefit/(expense)	$(1,557,040)	$(3,635,802)
Net realized gain/(loss) on investments, net of deferred tax benefit/(expense)	41,392,680	62,162,401
Net change in unrealized appreciation/depreciation on investments, net of deferred tax benefit/(expense)	(62,593,468)	228,151,750
Increase/(Decrease) in net assets resulting from operations	(22,757,828)	286,678,349
Dividends and Distributions to Class A Shareholders
Net investment income	(998,158)	(325,794)
Return of capital	(29,910)	(1,846,166)
Dividends and Distributions to Class C Shareholders
Net investment income	(583,299)	(195,319)
Return of capital	(17,479)	(1,106,806)
Dividends and Distributions to Class I Shareholders
Net investment income	(20,122,940)	(6,838,738)
Return of capital	(602,994)	(38,752,847)
Total dividends and distributions to Fund shareholders	(22,354,780)	(49,065,670)
Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	32,521,378	113,304,189
Dividend reinvestments	18,290,437	40,671,841
Payments for redemptions	(131,400,949)	(286,531,714)
Decrease in net assets from capital share transactions	(80,589,134)	(132,555,684)
Total increase/(decrease) in net assets	(125,701,742)	105,056,995
Net Assets
Beginning of period	838,274,181	733,217,186
End of period	$712,572,439	$838,274,181

16 | MainGate mlp fund	The accompanying notes are an integral part of the financial statements.

Financial Highlights: Class A Shares

Per Share Data(1)	For The Six Months Ended May 31, 2023 | unaudited	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Asset Value, beginning of period	$6.92	$5.15	$3.91	$5.65	$7.17	$8.25

Income from Investment Operations
Net investment loss(2)	(0.02)	(0.04)	(0.07)	(0.06)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.19)	2.21	1.71	(1.22)	(0.84)	(0.36)
Total increase (decrease) from investment operations	(0.21)	2.17	1.64	(1.28)	(0.89)	(0.45)
Less Distributions to Shareholders
Net investment income	(0.19)	(0.06)	(0.06)	-	-	-
Return of capital	(0.01)	(0.34)	(0.34)	(0.46)	(0.63)	(0.63)
Total distributions to shareholders	(0.20)	(0.40)	(0.40)	(0.46)	(0.63)	(0.63)
Net Asset Value, end of period	$6.51	$6.92	$5.15	$3.91	$5.65	$7.17
Total Investment Return	(3.13)%(3)	43.28%	42.66%	(22.61)%	(13.71)%	(6.24)%

Supplemental Data and Ratios
Net assets, end of period	$32,776,738	$36,109,479	$30,569,903	$28,693,359	$60,839,754	$93,423,336
Ratio of Expenses to Average Net Assets(4,5,6)
Net deferred income and franchise tax (benefit) expense	-	0.00%‡	0.02%	0.01%	0.01%	0.00%‡
Expenses (excluding net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.72%	1.69%	1.68%	1.72%	1.69%	1.66%
Expenses (excluding net deferred income and franchise tax (benefit) expense) after (waiver) recoupment	1.72%	1.69%	1.68%	1.72%	1.69%	1.66%
Expenses (including net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.72%	1.69%	1.70%	1.73%	1.70%	1.66%
Net Fund Expenses(4,5,6)	1.72%	1.69%	1.70%	1.73%	1.70%	1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets(4,5,6)
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.61)%	(0.67)%	(1.44)%	(1.32)%	(0.71)%	(1.05)%
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) after waiver (recoupment)	(0.61)%	(0.67)%	(1.44)%	(1.32)%	(0.71)%	(1.05)%
Net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.61)%	(0.67)%	(1.46)%	(1.33)%	(0.72)%	(1.05)%
Net Investment Income (Loss)(4,5,6)	(0.61)%	(0.67)%	(1.46)%	(1.33)%	(0.72)%	(1.05)%
Portfolio turnover rate(7)	3.48%	3.26%	20.80%	36.65%	66.39%	44.57%

‡ Less than 0.01%.

(1) Information presented relates to a share of Class A for the entire period.

(2) Calculated using average shares outstanding method.

(3) Not annualized.

(4) Annualized for periods less than one year.

(5) For the period from December 1, 2022 to May 31, 2023, the Fund accrued zero dollars in franchise tax expense. For the year ended November 30, 2022, the Fund accrued $12,466 in franchise tax expense, of which $532 is attributable to Class A. For the year ended November 30, 2021, the Fund accrued $149,925 in franchise tax expense, of which $5,904 is attributable to Class A. For the year ended November 30, 2020, the Fund accrued $87,319 in franchise tax expense, of which $3,733 is attributable to Class A. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $5,253 is attributable to Class A. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,982 is attributable to Class A.

(6) The Fund did not accrue a deferred tax expense or benefit.

(7) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.	SEMI-ANNUAL REPORT 2023 • 17

Financial Highlights: Class C Shares

Per Share Data(1)	For The Six Months Ended May 31, 2023 | unaudited	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Asset Value, beginning of period	$6.40	$4.82	$3.72	$5.43	$6.97	$8.09

Income from Investment Operations
Net investment loss(2)	(0.04)	(0.08)	(0.10)	(0.08)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.17)	2.06	1.60	(1.17)	(0.81)	(0.35)
Total increase (decrease) from investment operations	(0.21)	1.98	1.50	(1.25)	(0.91)	(0.49)
Less Distributions to Shareholders
Net investment income	(0.19)	(0.06)	(0.06)	-	-	-
Return of capital	(0.01)	(0.34)	(0.34)	(0.46)	(0.63)	(0.63)
Total distributions to shareholders	(0.20)	(0.40)	(0.40)	(0.46)	(0.63)	(0.63)
Net Asset Value, end of period	$5.99	$6.40	$4.82	$3.72	$5.43	$6.97
Total Investment Return	(3.39)%(3)	42.25%	41.02%	(22.99)%	(14.42)%	(6.88)%

Supplemental Data and Ratios
Net assets, end of period	$17,749,174	$19,980,563	$17,119,406	$16,108,024	$33,310,916	$52,049,211
Ratio of Expenses to Average Net Assets(4,5,6)
Net deferred income and franchise tax (benefit) expense	-	0.00%‡	0.02%	0.01%	0.01%	0.00%‡
Expenses (excluding net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	2.47%	2.44%	2.43%	2.46%	2.44%	2.41%
Expenses (excluding net deferred income and franchise tax (benefit) expense) after (waiver) recoupment	2.47%	2.44%	2.43%	2.46%	2.44%	2.41%
Expenses (including net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	2.47%	2.44%	2.45%	2.47%	2.45%	2.41%
Net Fund Expenses(4,5,6)	2.47%	2.44%	2.45%	2.47%	2.45%	2.41%
Ratio of Net Investment Income (Loss) to Average Net Assets(4,5,6)
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(1.36)%	(1.42)%	(2.19)%	(2.06)%	(1.46)%	(1.80)%
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) after waiver (recoupment)	(1.36)%	(1.42)%	(2.19)%	(2.06)%	(1.46)%	(1.80)%
Net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(1.36)%	(1.42)%	(2.21)%	(2.07)%	(1.47)%	(1.80)%
Net Investment Income (Loss)(4,5,6)	(1.36)%	(1.42)%	(2.21)%	(2.07)%	(1.47)%	(1.80)%
Portfolio turnover rate(7)	3.48%	3.26%	20.80%	36.65%	66.39%	44.57%

‡ Less than 0.01%.

(1) Information presented relates to a share of Class C for the entire period.

(2) Calculated using average shares outstanding method.

(3) Not annualized.

(4) Annualized for periods less than one year.

(5) For the period from December 1, 2022 to May 31, 2023, the Fund accrued zero dollars in franchise tax expense. For the year ended November 30, 2022, the Fund accrued $12,466 in franchise tax expense, of which $297 is attributable to Class C. For the year ended November 30, 2021, the Fund accrued $149,925 in franchise tax expense, of which $3,367 is attributable to Class C. For the year ended November 30, 2020, the Fund accrued $87,319 in franchise tax expense, of which $2,149 is attributable to Class C. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $2,996 is attributable to Class C. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,007 is attributable to Class C.

(6) The Fund did not accrue a deferred tax expense or benefit.

(7) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18 | MainGate mlp fund	The accompanying notes are an integral part of the financial statements.

Financial Highlights: Class I Shares

Per Share Data(1)	For The Six Months Ended May 31, 2023 | unaudited	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Asset Value, beginning of period	$7.26	$5.37	$4.06	$5.83	$7.36	$8.43

Income from Investment Operations
Net investment loss(2)	(0.01)	(0.03)	(0.06)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.20)	2.32	1.77	(1.26)	(0.87)	(0.37)
Total increase (decrease) from investment operations	(0.21)	2.29	1.71	(1.31)	(0.90)	(0.44)
Less Distributions to Shareholders
Net investment income	(0.19)	(0.06)	(0.06)	-	-	-
Return of capital	(0.01)	(0.34)	(0.34)	(0.46)	(0.63)	(0.63)
Total distributions to shareholders	(0.20)	(0.40)	(0.40)	(0.46)	(0.63)	(0.63)
Net Asset Value, end of period	$6.85	$7.26	$5.37	$4.06	$5.83	$7.36
Total Investment Return	(2.98)%(3)	43.74%	42.82%	(22.42)%	(13.48)%	(5.98)%

Supplemental Data and Ratios
Net assets, end of period	$662,046,527	$782,184,139	$685,527,877	$747,728,099	$967,800,549	$1,220,133,792
Ratio of Expenses to Average Net Assets(4,5,6)
Net deferred income and franchise tax (benefit) expense	-	0.00%‡	0.02%	0.01%	0.01%	0.00%‡
Expenses (excluding net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.47%	1.44%	1.43%	1.46%	1.44%	1.41%
Expenses (excluding net deferred income and franchise tax (benefit) expense) after (waiver) recoupment	1.47%	1.44%	1.43%	1.46%	1.44%	1.41%
Expenses (including net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.47%	1.44%	1.45%	1.47%	1.45%	1.41%
Net Fund Expenses(4,5,6)	1.47%	1.44%	1.45%	1.47%	1.45%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets(4,5,6)
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.36)%	(0.42)%	(1.19)%	(1.07)%	(0.46)%	(0.80)%
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) after waiver (recoupment)	(0.36)%	(0.42)%	(1.19)%	(1.07)%	(0.46)%	(0.80)%
Net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.36)%	(0.42)%	(1.21)%	(1.08)%	(0.47)%	(0.80)%
Net Investment Income (Loss)(4,5,6)	(0.36)%	(0.42)%	(1.21)%	(1.08)%	(0.47)%	(0.80)%
Portfolio turnover rate(7)	3.48%	3.26%	20.80%	36.65%	66.39%	44.57%

‡ Less than 0.01%.

(1) Information presented relates to a share of Class I for the entire period

(2) Calculated using average shares outstanding method.

(3) Not annualized.

(4) Annualized for periods less than one year.

(5) For the period from December 1, 2022 to May 31, 2023, the Fund accrued zero dollars in franchise tax expense. For the year ended November 30, 2022, the Fund accrued $12,466 in franchise tax expense, of which $11,637 is attributable to Class I. For the year ended November 30, 2021, the Fund accrued $149,925 in franchise tax expense, of which $140,654 is attributable to Class I. For the year ended November 30, 2020, the Fund accrued $87,319 in franchise tax expense, of which $81,437 is attributable to Class I. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $76,851 is attributable to Class I. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $23,914 is attributable to Class I.

(6) The Fund did not accrue a deferred tax expense or benefit.

(7) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.	SEMI-ANNUAL REPORT 2023 • 19

Notes to Financial Statements

May 31, 2023 | unaudited

1. Organization

MainGate MLP Fund (the “Fund”), a series of MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified investment company. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The Fund offers three classes of shares: Class A, Class C and Class I. Depending on the size of the initial purchase, Class A shares are subject to a maximum 5.75% front-end sales charge or a 1.00% contingent deferred sales charge if shares are redeemed within 18 months. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the six-month period ended May 31, 2023, contingent deferred sales charges of $0 and $295 were incurred by Class A and Class C shareholders, respectively.

2. Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Board Codification Topic 946 Financial Services—Investment Companies.

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

●	Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

●	Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

●	Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. Chickasaw Capital Management, LLC (the “Adviser”) also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”), including MLP general partnership interests, generally are comprised of ordinary income and return of capital. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

20 | MainGate mlp fund	The accompanying notes are an integral part of the financial statements.

For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the six-month period ended May 31, 2023, the Fund has estimated approximately 100% of the distributions from MLPs taxed as partnerships to be return of capital. Distributions from common stocks may also include income and return of capital. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the MLPs and common stock after their tax reporting periods conclude.

Expenses are recorded on the accrual basis.

D. Dividends and Distributions to Shareholders. The Fund intends to make quarterly distributions from net income, which include the amount received as cash distributions from MLPs and common stock dividends. These activities are reported in the Statements of Changes in Net Assets.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in the Fund unless specifically instructed otherwise by a shareholder. The character of dividends and distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the six-month period ended May 31, 2023, the Fund’s dividends and distributions were expected to be comprised of 97% income and 3% return of capital. The tax character of distributions paid for the six-month period ended May 31, 2023 will be determined in early 2024.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the six-month period ended May 31, 2023, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

G. Cash. Cash consists of deposits held with a bank.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1: unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

SEMI-ANNUAL REPORT 2023   ●    21

		Fair Value Measurements at Reporting Date Using:

Description	Fair Value at May 31, 2023	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$700,870,440	$700,870,440	$—	$—
Total	$700,870,440	$700,870,440	$—	$—

(1) All other industry classifications are identified in the Schedule of Investments.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in MLP interests under normal circumstances as determined in the prospectus. The investment objectives are included within the Schedule of Investments.

Credit Risk. The Fund maintains cash in bank accounts which, at times, may exceed United States federally insured limits.

5. Agreements, Contingencies and Related Party Transactions

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2024, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including deferred income tax expense/(benefit) and franchise taxes; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. During the six-month period ended May 31, 2023, the Fund did not waive or recoup expenses. At May 31, 2023, there were no prior year amounts subject to potential recoupment.

Certain Trustees and Officers of the Trust/Fund are also Officers of the Adviser or Vigilant Compliance, LLC (“Vigilant”).

The Fund has engaged Vigilant to provide compliance services including the appointment of the Fund’s Chief Compliance Officer. Effective October 1, 2015, the Fund pays Vigilant a monthly fee of $4,728 for net assets up to $1.7 billion, $5,228 for net assets between $1.7 billion and $2.0 billion, $5,728 for net assets between $2.0 billion and $2.5 billion, and $6,000 for net assets above $2.5 billion with each rate subject to a 2% annual increase.

Quasar Distributors, LLC (“Quasar”) serves as the Fund’s distributor. The Fund has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to Class A and Class C shares. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the six-month period ended May 31, 2023, 12b-1 distribution expenses of $42,748 and $93,979 were accrued by Class A and Class C shares, respectively.

The Fund reimbursed the Adviser for fees paid to financial intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients. The financial intermediaries are the record owners of the Fund on the Fund’s records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Fund is obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Fund is only a portion of the full fee that is paid to the intermediaries, and the Adviser is obligated to pay the remaining amount. These amounts are included within 12b-1 distribution fees on the Statement of Operations.

22   |   MainGate mlp fund

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”) to provide administration and accounting services to the Fund. The Fund pays Fund Services a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000 plus $12,000 per share class fee, imposed upon the Fund reaching certain asset levels.

Fund Services also serves as the Fund’s transfer agent (the “Transfer Agent”), dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the Transfer Agent a $45,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out- of-pocket charges.

U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Fund pays the Custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels, plus transaction and other out-of- pocket charges.

6. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At May 31, 2023, the Fund determined a valuation allowance was required.

Changes to the factors considered in assessing the Fund’s valuation allowance may result in the Fund revising its position as to the recoverability of its deferred tax assets which may result in a change to the valuation allowance at a later date and could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2023, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$53,414,099
Capital loss carryforward (tax basis)	62,706,599
Other	18,408
Total deferred tax asset	116,139,106
Valuation allowance	(22,743,898)
Less: Deferred tax liabilities:
Unrealized gains on investment securities (tax basis) – net	93,395,208
Net deferred tax asset	$—

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carryforward amounts:

Fiscal Period Ended Net Operating Loss	Amount	Expiration

November 30, 2016	$60,245,260	November 30, 2036
November 30, 2017	77,956,625	November 30, 2037
November 30, 2018	46,816,412	November 30, 2038
November 30, 2020	23,244,346	Indefinite
November 30, 2021	21,504,332	Indefinite
November 30, 2023	4,862,112	Indefinite
Total Fiscal Period Ended Net Operating Loss	$234,629,087

During the six-month period ended May 31, 2023, the Fund utilized $0 of net operating loss carryforwards.

Fiscal Period Ended Net Capital Loss	Amount	Expiration

November 30, 2019	$120,895,021	November 30, 2024
November 30, 2020	160,284,519	November 30, 2025
Total Fiscal Period Ended Net Capital Loss	$281,179,540

During the six-month period ended May 31, 2023, the Fund utilized $38,715,783 of capital loss carryforwards.

SEMI-ANNUAL REPORT 2023   ●    23

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, unused capital losses would begin to expire as of November 30, 2024. The net operating loss prior to the Tax Cuts and Jobs Act (“TCJA”) can be carried forward for 20 years and, accordingly, unused capital losses of the Fund from pre-TCJA periods would begin to expire as of November 30, 2036. Any net operating losses arising in tax years beginning after December 31, 2017 will have an indefinite carry forward period. The TCJA also established a limitation for any net operating losses to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating losses which will apply to tax years of the Fund ending November 30, 2022 and beyond.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the six-month period ended May 31, 2023, as follows:

Total Tax Expense (Benefit)	Amount	Rate
Tax Expense (Benefit) at Statutory Rates	$(4,779,146)	21.00%
State Income Tax Expense (Benefit) (Net of Federal Benefit)	(296,140)	1.30%
Tax Expense (Benefit) on Permanent Items(1)	749,493	(3.29)%
Provision to Return Adjustment	(300,919)	1.32%
Change in State Rate	260,688	(1.15)%
Change in Valuation Allowance	4,366,024	(19.18)%
Total Tax Expense (Benefit)		0.00%

(1) Permanent Items are made up of dividends received deductions, non-deductible expenses from K-1s, and tax exempt income from K-1s.

At May 31, 2023, the Fund did not have a current or deferred tax expense or benefit due to the use of net operating loss and capital loss carryforwards which are fully offset by a valuation allowance.

At May 31, 2023, the tax cost basis of investments was $282,084,629 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$421,114,807
Gross unrealized depreciation	(2,328,996)
Net unrealized appreciation	$418,785,811

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the Fund’s MLP investments and wash sales on security transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2019 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7. Investment Transactions

For the six-month period ended May 31, 2023, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $26,906,131 and $103,356,464 (excluding short-term securities), respectively.

24   |   MainGate mlp fund

8. Share Transactions

Shares of each class have the same voting and other rights and preferences as the other classes for matters that affect the Fund as a whole. All shares of the Fund have equal voting rights and liquidation rights. Transactions of shares of the Fund were as follows:

	For the Six Months Ended May 31, 2023		Year Ended November 30, 2022
Class A Shares	Amount	Shares	Amount	Shares
Sold	$2,756,938	411,338	$4,958,814	801,983
Distributions Reinvested	843,389	124,288	1,834,976	296,798
Redeemed	(4,873,610)	(719,020)	(10,800,799)	(1,819,703)
Net Decrease	$(1,273,283)	(183,394)	$(4,007,009)	(720,922)

	For the Six Months Ended May 31, 2023		Year Ended November 30, 2022
Class C Shares	Amount	Shares	Amount	Shares
Sold	$497,571	79,498	$519,859	92,665
Distributions Reinvested	506,342	80,883	1,075,566	186,991
Redeemed	(1,952,956)	(315,892)	(3,940,818)	(709,998)
Net Decrease	$(949,043)	(155,511)	$(2,345,393)	(430,342)

	For the Six Months Ended May 31, 2023		Year Ended November 30, 2022
Class I Shares	Amount	Shares	Amount	Shares
Sold	$29,266,869	4,165,886	$107,825,516	17,041,092
Distributions Reinvested	16,940,706	2,375,051	37,761,299	5,841,288
Redeemed	(124,574,383)	(17,603,534)	(271,790,097)	(42,772,663)
Net Decrease	$(78,366,808)	(11,062,597)	$(126,203,282)	(19,890,283)

9. Risk Factors

In recent years and months, U.S. and international markets have experienced and may continue to experience significant periods of volatility due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities which, coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions, as evidenced by the bank run on the Silicon Valley Bank (SVB) causing it to be placed into receivership. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund.

10. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets and Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

On July 14, 2023 the Fund declared a distribution payable of $0.100 per share, to Class A shareholders, Class C shareholders, and Class I shareholders of record on July 17, 2023, and payable on July 19, 2023.

SEMI-ANNUAL REPORT 2023   ●    25

Additional Information | unaudited

May 31, 2023

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the six-month period ended May 31, 2023, the aggregate compensation paid by the Fund to the independent trustees was $48,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s website at www.maingatefunds. com or the SEC’s website at www.sec.gov.

Cautionary Note Regarding

Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Part F of Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855.MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Liquidity Risk Management Program | unaudited

In accordance with Rule 22e-4 under the 1940 Act, the Fund has adopted a written liquidity risk management program (the “Program”) designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining Fund shareholders. The Board of Trustees has approved the appointment of the Adviser to administer the Program. The Adviser uses certain market and liquidity classification data provided by a third party in fulfilling its responsibilities as the administrator of the Program.

Rule 22e-4 and the Program further require the Board of Trustees to review, no less frequently than annually, a written report prepared by the Adviser that addresses the operation of the Program and assesses its adequacy and effectiveness of implementation, including, if applicable, any material changes to the Program. The Adviser presented an annual report on the Program to the Board of Trustees at a meeting of the Board of Trustees held in April 2023. The report covered the period of April 1, 2022 to March 31, 2023 and addressed the assessment, management and review of the Fund’s liquidity risk by the Adviser as administrator of the Program, as well as the Adviser’s classification of the liquidity of the Fund’s portfolio investments. Based on its assessment of the Program, the Adviser determined that the Fund had operated as a “primarily highly liquid fund” with at least 65% of the Fund’s net assets represented by highly liquid investments, and therefore declined to recommend a “highly liquid investment minimum” for the Fund. The Adviser concluded in the report that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. In addition, the Adviser concluded in the report that there were no liquidity events during the period covered by the report that materially adversely impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders, and that no material changes were made to the Program since its full implementation.

26   |   MainGate mlp fund

Management Agreement Renewal | unaudited

The Board of Trustees (the “Board”) of MainGate MLP Fund (the “Fund”) oversees the management of the Fund and, as required by law, annually determines whether to approve the continuation of the Fund’s Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). The Board requests and evaluates information that it deems reasonably necessary under the circumstances in connection with this annual review.

At the Board’s meeting held on January 30, 2023, the trustees of the Board (each, a “Trustee” and collectively, “Trustees), including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Fund or of the Adviser (the “Independent Trustees”), approved the continuation of the Agreement for an additional year. In considering the renewal of the Agreement, the Trustees reviewed a variety of materials related to the Fund and the Adviser, and they examined the Adviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the qualifications and experience of the Adviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at the Adviser who provide services to the Fund. The Trustees also considered the Adviser’s investment strategies and research and decision-making processes, its ability to attract and retain capable advisory, research and compliance personnel and the costs associated with retaining such personnel, the capability of the Adviser’s senior management and staff, and the level of skill required to manage the Fund. In addition, the Trustees discussed with the Adviser information about the Adviser’s risk management process.

In considering the renewal of the Agreement and reviewing these materials, the Board was assisted by outside legal counsel and the Fund’s independent Chief Compliance Officer. The Fund’s portfolio managers responded to the Trustees’ questions regarding the Adviser’s services and personnel, as well as the Fund’s advisory fee, performance and peer group comparisons. The following were prominent considerations in the Trustees’ determination to continue the Agreement:

A. Nature, Extent, and Quality of Services: The Trustees considered that the Adviser’s services to the Fund include providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with applicable Fund policies and regulatory obligations, serving as administrator for the Fund’s Liquidity Risk Management Program and as valuation designee to the extent required by the Fund’s Pricing and Valuation Procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of the Adviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Trustees considered that Messrs. Mavar and Mead, the principal executives of the Adviser and the Fund’s portfolio managers, have been investing clients’ assets in master limited partnerships (“MLPs”) on a discretionary basis since 1996. The Trustees also discussed the experience of the research team of the Adviser, and noted that the Adviser has added a number of new research analysts and other staff since the Fund’s inception.

The Trustees also considered the Adviser’s investment philosophy and research and decision-making processes, the Adviser’s ability to attract and retain capable research and advisory personnel, the capability of the senior management and staff, and the level of skill required to manage the Fund’s specialized midstream MLP portfolio. In addition, the Trustees discussed with the Adviser information about the Adviser’s risk management process, including its role as administrator of the Fund’s Liquidity Risk Management Program. They also noted that the Adviser has adopted a cybersecurity policy and engaged an independent firm to conduct regular cybersecurity reviews.

B. Fund Performance. The Trustees reviewed and discussed information regarding the Fund’s performance over various periods, as measured by the Fund’s Class I shares. Among other things, the Trustees reviewed comparisons of the Fund’s performance to the performance of the following for periods ended December 31, 2022: (i) peer MLP registered mutual funds; (ii) a composite of the Adviser’s separately managed discretionary accounts (“SMAs”) that invest in MLPs (the “SMA Composite”); (iii) the S&P 500 Index and the Alerian MLP Index; and (iv) a private MLP fund managed by the Adviser, based on a representative account statement showing the performance of an investor’s capital account since inception of the private MLP fund (January 1, 2018) through December 31, 2022.

The Trustees noted that the Fund had performed better than all but one of its peers for the one-year period, and had strong long-term relative performance, outperforming three peer group funds since the Fund’s first full month of operations (March 2011). The Trustees also considered that the Fund, along with the MLP peer group funds, had outperformed the S&P 500 Index over the one-and three-year periods, but had underperformed the S&P 500 Index over five-year period and since March 2011. The Trustees considered the Adviser’s representation that much of the Fund’s underperformance relative to the S&P 500 Index is the result of the downturn in MLP and energy markets generally, compared to the broader equity markets tracked by the S&P 500 Index. The Trustees noted that the Fund had outperformed the Alerian MLP Index on an annualized and cumulative basis since the Fund’s first full month of operations (March 2011).

The Trustees reviewed information about the performance of the Adviser’s SMA Composite and private MLP fund, compared to the performance of the Fund. The Trustees considered the Adviser’s representation that any variations in performance were primarily due to the timing of cash flows and tax differences.

C. Costs of the services provided and profits realized by the Adviser. The Trustees considered the advisory fee paid by the Fund under the Agreement and compared information concerning the Fund’s advisory fee to the advisory fees of certain peer group funds. The Trustees observed that the Fund’s advisory fee is lower than the Adviser’s standard advisory fee for MLP separate accounts, and identical to the fee charged by the Adviser to its private MLP fund. The Trustees noted that the Fund’s advisory fee is higher than the advisory fees paid by other peer group funds, and higher than the average fees charged to the Adviser’s separately managed MLP accounts and wrap fee or sub-advisory accounts. The Trustees considered the Fund’s advisory fee in light of the services provided by the Adviser to the Fund and the Fund’s strong long-term performance relative to its peers. The Trustees also noted that the Adviser has agreed to continue to waive its advisory fee and/ or reimburse expenses of the Fund to the extent that the Fund’s total annual operating expenses (excluding certain items, such as deferred tax and extraordinary expenses) exceed 1.50% through March 31, 2024. The Trustees observed that the Fund’s total annual operating expenses are currently below this level. Finally, the Trustees noted that the Fund’s total annual operating expense ratio for Class I shares is lower than the average expense ratio for funds included in Morningstar’s Energy LP category.

SEMI-ANNUAL REPORT 2023   •   27

The Trustees also considered information regarding advisory fees charged by the Adviser to its other clients that invest in MLPs, including SMAs and a private MLP fund managed by the Adviser. The Trustees observed that, in comparison to the Fund’s advisory fee, the Adviser earns both lower and higher advisory fees from certain separate accounts and a lower advisory fee from sub-advisory or wrap fee program accounts, while it charges the same advisory fee to the Fund and to the private MLP fund. The Trustees took into consideration that, relative to the Fund, the Adviser’s administrative, management and reporting responsibilities with respect to its wrap fee, sub-advisory and separately managed accounts are less extensive. The Trustees discussed with the Adviser the differences between the less time-consuming services provided by the Adviser to its separate and wrap fee or sub-advisory accounts, and the more extensive services that it provides to the Fund, including the more burdensome administrative, regulatory and legal obligations applicable to the Fund.

The Trustees considered a profitability analysis prepared by the Adviser with respect to its management of the Fund, which showed that, whether or not marketing expenses are taken into consideration, the Adviser is earning a profit as a result of managing the Fund. The Trustees determined that the profit percentage was not excessive compared to profit percentages reported for other comparable advisory firms. The Trustees also evaluated the other direct and indirect benefits of the advisory relationship to the Adviser, including any “fallout benefits,” such as 12b-1 fees. The Trustees considered the Adviser’s representation that it does not have, and does not currently expect to enter into, any soft dollar arrangements with respect to the Fund. The Trustees also noted the Adviser’s representation that 12b-1 fees received by the Adviser are used for eligible marketing expenses, including but not limited to payments to selling brokers and mutual fund distribution platforms, that are expected to benefit the Fund. The Adviser confirmed that its affiliated broker-dealer has never received commissions for executing securities transactions on behalf of the Fund.

The Trustees concluded that the Fund’s current advisory fee represents reasonable compensation to the Adviser in light of the nature and quality of services provided to the Fund, the advisory fees paid by comparable funds, and the profitability of the Adviser with respect to the Fund.

D. Economies of scale. In determining the reasonableness of the Fund’s advisory fee and the Adviser’s profitability, the Trustees also considered the extent to which economies of scale might be realized by the Adviser if the assets of the Fund were to grow, and the extent to which this is reflected in the Fund’s advisory fee. The Adviser noted that, in light of the size of the Fund, the profitability of the Fund to the Adviser, and the Fund’s advisory fee, the Adviser was not realizing benefits from economies of scale in managing the Fund to such an extent that the Fund’s advisory fee should be reduced or that advisory fee breakpoints should be introduced at this time.

Based upon their review, the Trustees, including the Independent Trustees, unanimously determined, in the exercise of their business judgement, that they were satisfied with the quality of investment advisory services provided by the Adviser, that the fees to be paid to the Adviser under the Agreement are reasonable, given the scope and quality of the services rendered by the Adviser, and that continuation of the Agreement would be in the best interest of the Fund.

28   |   MainGate mlp fund

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

SEMI-ANNUAL REPORT 2023   •   29

Fund Service Providers

May 31, 2023

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board

Robert A. Reed, Lead Independent Trustee

David C. Burns, Independent Trustee

Moss W. Davis, Independent Trustee

Marshall K. Gramm, Independent Trustee

Matthew G. Mead*, Interested Trustee

Barry A. Samuels, Independent Trustee

Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer

Geoffrey P. Mavar*, Treasurer and Chief Financial Officer

Gerard Scarpati, Chief Compliance Officer

Andrew E. Garrett*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC

6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Faegre Drinker Biddle & Reath LLP

1500 K Street NW, Suite 1100, Washington, DC 20005

Independent Registered Public Accounting Firm

BDO USA, P.A.

6410 Poplar Avenue, Suite 750, Memphis, TN 38119

*Employed by Chickasaw Capital Management, LLC.

30   |   MainGate mlp fund

Notes

SEMI-ANNUAL REPORT 2023   •   31

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT

Quasar Distributors, LLC, distributor.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
Management concluded there were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title)  /s/ Matthew G. Mead
                                         Matthew G. Mead, President & Chief Executive Officer

Date   August 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Matthew G. Mead
                                         Matthew G. Mead, President & Chief Executive Officer

Date  August 3, 2023

By (Signature and Title)  /s/ Geoffrey P. Mavar
                                         Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date  August 3, 2023